UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On December 18, 2019, the Board of Directors of Eagle Bancorp, Inc. (the “Company”) approved the Company’s Senior Executive Incentive Plan (the “SEIP”) for 2020 performance, and the Company’s 2020-2022 Long Term Incentive Plan (the LTIP”).

The SEIP is a short-term non-equity incentive compensation plan for senior executive officers pursuant to which participating officers may earn cash incentive awards (at multiples of the officer’s then current salary) if certain pre-determined targets are met.  Awards under the SEIP may also be paid in stock, through awards under the Company’s stock plan, in the discretion of the Compensation Committee.  A redacted version of the SEIP for 2020 performance, which does not disclose certain target goals and compensation levels, is attached as Exhibit 10.1 to this report.

The LTIP is an equity based plan for senior executive officers designed to reward long-term performance over the plan period. Awards under the LTIP are paid through the Company’s 2016 Stock Plan, or other current equity plan. The table below establishes the performance goals and payment ranges for the 2020-2022 performance period. Specific awards, including the type of instruments, the proportion of performance based awards to time vested awards, and other characteristic of the awards, have not yet been determined. A copy of the Company’s 2020-2022 Long Term Incentive Plan, under which the awards of time vested restricted stock and/or performance based restricted stock awards or other equity instruments will be established early in 2020, is included as Exhibit 10.2 to this report.

Measures	Weight	Threshold	Target	Stretch/Maximum
Return on Average Assets (KRX Index)	50%	Median	62.5% Percentile	75% Percentile
Tangible Book Value (KRX Index)	50%	Median	62.5% Percentile	75% Percentile
Payout Range (% of Target)	100%	50%	100%	150%

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Description
10.1	2020 Senior Executive Incentive Plan (redacted, certain portions omitted)
10.2	2020-2022 Long Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/ Susan G. Riel
Susan G. Riel, President, Chief Executive Officer

Dated: December 26, 2019